SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2011

DAVE & BUSTER’S, INC.
(Exact name of registrant as specified in its charter)

Missouri (State of incorporation)	001-15007 (Commission File Number)	43-1532756 (IRS Employer Identification Number)

2481 Manana Drive
Dallas TX 75220
(Address of principal executive offices)

Registrant’s telephone number, including area code:    (214) 357-9588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The information contained in Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On December 13, 2011, Dave & Buster’s, Inc. issued a press release announcing its third quarter 2011 results.  A copy of this Press Release is attached hereto as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99	Press release dated December 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S, INC.

Date: December 14, 2011	By:	/s/ Jay L. Tobin
Jay L. Tobin
Senior Vice President, General Counsel
and Secretary